UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2012

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2012, the Board of Directors (the “Board”) of CONSOL Energy Inc. (the “Company”) adopted and approved the CONSOL Energy Inc. Equity Incentive Plan, as Amended and Restated May 1, 2012 (the “Amended Plan”), subject to the approval of the Company’s shareholders at the annual meeting of shareholders to be held May 1, 2012. The Amended Plan amends and restates the CONSOL Energy Inc. Equity Incentive Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan from 23,800,000 to 31,800,000 and to adopt other related amendments.

The foregoing description of the Amended Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The Company is providing the following information in advance of the Company’s 2012 proxy statement in order to permit the proxy advisory firms to update their governance analysis.

On March 19, 2012, the Board adopted stock retention guidelines that generally require the Company’s executive officers to retain 50% beneficial ownership of the net shares of Company common stock acquired by an executive officer in connection with the exercise of stock options or vesting of restricted stock units and/or performance share units for awards granted to such officer after March 2012 until the later of (i) the date the stock ownership guidelines applicable to such executive officer are satisfied, and (ii) 24 months and a day from the exercise of stock options and the vesting of restricted stock units and/or performance share units.

Set forth on Exhibit 99.1 are tables relating to potential payments upon termination or change in control for officers who will be named executive officers in the 2012 proxy statement and that show amounts that are in addition to any payments and benefits under CONSOL’s plans and arrangements that are offered or provided generally to all salaried employees on a non-discriminatory basis and any accumulated vested benefit for each named executive officer (the “Tables”). The Tables assume that the event triggering the payments occurred on December 31, 2011. The Company’s 2012 proxy statement will also contain additional material explanatory information regarding the Tables. Shareholders are urged to read the additional explanatory information and the entire 2012 proxy statement when it becomes available.

The information included in this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information included in this Item 7.01 and Exhibit 99.1 attached hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed, in the case of the Amended Plan, or furnished, in the case of the Tables, in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description of Exhibit

Exhibit 10.1	CONSOL Energy Inc. Equity Incentive Plan, as Amended and Restated May 1, 2012.

Exhibit 99.1	Potential Payments Upon Termination or Change in Control Tables

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ Stephen W. Johnson
Stephen W. Johnson,
Senior Vice President & General Counsel

Dated: March 21, 2012

Exhibit Index

Exhibit Number	Description of Exhibit

Exhibit 10.1	CONSOL Energy Inc. Equity Incentive Plan, as Amended and Restated May 1, 2012.

Exhibit 99.1	Potential Payments Upon Termination or Change in Control Tables